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                                                                    Exhibit 23.1
                                                                    ------------

             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this Registration Statement of Objective Systems Integrators, Inc. on Form S-8 of our report dated August 3, 1998 appearing in the Annual Report on Form 10-K of Objective Systems Integrators, Inc. for the year ended June 30, 1998.

/s/ Deloitte & Touche LLP
San Jose, California
January 8, 1999